Janus Investment Fund

Janus Henderson Balanced Fund	Janus Henderson Global Select Fund
Janus Henderson Contrarian Fund	Janus Henderson Global Sustainable Equity Fund
Janus Henderson Enterprise Fund	Janus Henderson Global Technology and Innovation Fund
Janus Henderson European Focus Fund	Janus Henderson Growth and Income Fund
Janus Henderson Forty Fund	Janus Henderson Overseas Fund
Janus Henderson Global Equity Income Fund	Janus Henderson Research Fund
Janus Henderson Global Life Sciences Fund	Janus Henderson Triton Fund
Janus Henderson Global Real Estate Fund	Janus Henderson U.S. Dividend Income Fund
Janus Henderson Global Research Fund	Janus Henderson Venture Fund

(collectively, the “Funds”)

Supplement dated October 28, 2026

to Currently Effective Prospectuses

Effective immediately, the Funds’ prospectuses are amended as follows:

1.

Under “Excessive Trading – Excessive and Short-Term Trading Policies and Procedures” in the Shareholder’s Guide or Shareholder’s Manual sections of the Funds’ prospectuses, as applicable, the following paragraphs replace the corresponding paragraphs in their entirety:

The Trustees have adopted policies and procedures with respect to short-term and excessive trading of Fund shares (“excessive trading”). The Funds are intended for long-term investment purposes, and the Funds will take reasonable steps to attempt to detect and deter short-term and excessive trading. Transactions placed in violation of the Funds’ exchange limits or excessive trading policies and procedures may be cancelled or rescinded by a Fund by the next business day following receipt by the Fund. The trading history of accounts determined to be under common ownership or control within any of the Janus Henderson funds may be considered in enforcing these policies and procedures. Investors should be aware that the Funds are also available for purchase through third party intermediaries.

The Janus Henderson funds attempt to deter excessive trading through at least the following methods:

•	exchange limitations as described under “Exchanges”;
•	fair valuation of securities as described under “Pricing of Fund Shares”; and
•	trade monitoring.

The Funds monitor for patterns of shareholder short-term trading and may suspend or permanently terminate the purchase and exchange privilege of any investor who is identified as having a pattern of short-term trading. The Funds at all times reserve the right to reject any purchase or exchange request and to modify or terminate the purchase and exchange privileges for any investor for any reason without prior notice, in particular, if the trading activity in the account(s) is deemed to be disruptive to a Fund.

The Trustees may approve from time to time a redemption fee to be imposed by any Janus Henderson fund, subject to 60 days’ notice to shareholders of that fund.

Investors in other share classes who place transactions through the same financial intermediary on an omnibus basis may be deemed part of a group for the purpose of the Funds’ excessive trading policies and procedures and may be rejected in whole or in part by a Fund. Transactions accepted by a financial intermediary in violation of the Funds’ excessive trading policies may be cancelled or revoked by a Fund by the next business day following receipt by that Fund.

In an attempt to deter excessive trading in omnibus accounts, the Funds or their agents may require intermediaries to impose restrictions on the trading activity of accounts traded through those intermediaries. Such restrictions may include, but are not limited to, requiring that trades be placed by U.S. mail, prohibiting future purchases by investors who have recently redeemed Fund shares, requiring intermediaries to report information about customers who purchase and redeem large amounts, and similar restrictions. The Funds’ ability to impose such restrictions with respect to accounts traded through particular intermediaries may vary depending on the systems’ capabilities, applicable contractual and legal restrictions, and cooperation of those intermediaries.

Generally, the Funds’ excessive trading policies and procedures do not apply to (i) a money market fund, although money market funds at all times reserve the right to reject any purchase request (including exchange purchases) for any reason without prior notice; (ii) transactions in the Janus Henderson funds by a Janus Henderson “fund of funds”; (iii) transactions in the Funds by a collective investment trust managed by the Adviser; (iv) transactions in the Funds by certain charitable foundations; (v) transactions in the Fund initiated by sponsors of group employee benefit plans or other related accounts; (vi) transactions in the Funds initiated by sponsors of group employee benefit plans or other related accounts; (vii) periodic rebalancing and identifiable transactions by certain funds of funds and asset allocation programs to realign portfolio investments with target allocations; and (vii) systematic purchase, exchange, or redemption programs.

The Funds’ policies and procedures regarding excessive trading may be modified at any time by the Trustees.

Please retain this Supplement with your records.